Third Quarter 2026 Supplemental Financial Information

Table of Contents 2 03 Corporate Overview 04 Quarterly Highlights 05 Condensed Consolidated Statements of Operations 06 Funds from Operations and Adjusted Funds from Operations 07 EBITDAre and Adjusted EBITDAre 08 Net Operating Income 09 Condensed Consolidated Balance Sheets 10 Debt, Capitalization, and Financial Ratios 12 Investment Activity 13 Portfolio Information 17 Lease Expiration Schedule 18 Non-GAAP Measures and Definitions 21 Forward-Looking and Cautionary Statements

Management Team Mark Manheimer Chief Executive Officer and President Daniel Donlan Chief Financial Officer and Treasurer Matthew Fennewald Senior Vice President, Chief Accounting Officer Jeff Fuge Senior Vice President of Acquisitions Chad Shafer Senior Vice President of Real Estate and Underwriting 3 Corporate Overview Corporate Profile NETSTREIT Corp. (NYSE: NTST) is an internally managed real estate investment trust (REIT) based in Dallas, Texas that specializes in acquiring single-tenant net lease retail properties nationwide. The growing portfolio consists of high-quality properties leased to e- commerce resistant tenants with healthy balance sheets. Led by a management team of seasoned commercial real estate executives, NETSTREIT’s strategy is to create the highest quality net lease retail portfolio in the country in order to generate consistent cash flows and dividends for its investors. Board of Directors Lori Wittman - Chair Michael Christodolou Heidi Everett Mark Manheimer Todd Minnis Matthew Troxell Robin Zeigler Corporate Headquarters 2021 McKinney Avenue Suite 1150 Dallas, Texas, 75201 Phone: (972) 597 - 4825 Website: www.netstreit.com Transfer Agent Computershare PO Box 43006 Providence, RI 02940-3006 Phone: (800) 736 - 3001 Website: www.computershare.com

Quarterly Highlights (unaudited, dollars in thousands, except per share data) 4 1. Excludes six properties under development. 2. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 3. Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's), or NAIC2 (National Association of Insurance Commissioners) or higher. 4. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC. Three Months Ended Financial Results September 30, 2026 June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 Net income $ 8,507 $ 6,311 $ 5,711 $ 1,328 $ 621 Net income per common share outstanding - diluted $ 0.08 $ 0.06 $ 0.06 $ 0.02 $ 0.01 Funds from Operations (FFO) $ 37,519 $ 34,577 $ 31,467 $ 26,594 $ 24,948 FFO per common share outstanding - diluted $ 0.35 $ 0.34 $ 0.32 $ 0.31 $ 0.29 Core Funds from Operations (Core FFO) $ 36,602 $ 34,218 $ 32,041 $ 26,638 $ 26,355 Core FFO per common share outstanding - diluted $ 0.34 $ 0.33 $ 0.32 $ 0.31 $ 0.31 Adjusted Funds from Operations (AFFO) $ 37,506 $ 35,491 $ 33,224 $ 28,167 $ 28,049 AFFO per common share outstanding - diluted $ 0.35 $ 0.35 $ 0.34 $ 0.33 $ 0.33 Dividends per share $ 0.225 $ 0.220 $ 0.220 $ 0.215 $ 0.215 Weighted average common shares outstanding - diluted 108,174,030 102,788,997 99,107,642 86,518,740 85,641,948 Portfolio Metrics Number of investments(1) 913 859 804 758 721 Square feet 16,466,499 15,418,621 14,498,665 13,721,337 13,179,983 Occupancy 99.9% 100.0% 99.9% 99.9% 99.9 % Weighted average lease term remaining (years)(2) 10.1 10.0 10.2 10.1 9.9 Investment grade (rated) - % of ABR(3) 40.1% 40.7% 42.3% 44.3% 46.9 % Investment grade profile (unrated) - % of ABR(4) 18.1% 15.8% 16.1% 14.0% 15.2 % Combined Investment grade (rated) & Investment grade profile (unrated) - % of ABR 58.2% 56.5% 58.3% 58.3% 62.1% $0.94 $1.16 $1.22 $1.26 $1.31 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 2021 2022 2023 2024 2025 G ro ss R ea l E st at e V al ue ($ in m ill io ns ) A FF O /s h Historical AFFO/sh and Asset Growth AFFO/sh Gross Real Estate Value AFFO/sh Growth CAGR 8.7%

5 Three Months Ended September 30, Nine Months Ended September 30, 2026 2025 2026 2025 REVENUES Rental revenue (including reimbursable) $ 63,215 $ 45,026 $ 175,064 $ 132,774 Interest income on loans receivable 3,047 3,282 8,988 9,485 Other revenue — — 556 245 Total revenues 66,262 48,308 184,608 142,504 OPERATING EXPENSES Property 5,944 4,302 17,065 13,589 General and administrative 6,543 5,128 18,139 15,772 Depreciation and amortization 28,569 21,389 78,839 63,818 Provisions for impairment 1,878 5,493 8,139 13,531 Transaction costs, net 5 19 (49) 139 Total operating expenses 42,939 36,331 122,133 106,849 OTHER (EXPENSE) INCOME Interest expense, net (17,705) (12,636) (47,525) (36,734) Gain on sales of real estate, net 1,361 1,122 3,142 6,730 Loss on debt extinguishment (48) — (48) (46) Other income, net 1,658 170 2,659 46 Total other expense, net (14,734) (11,344) (41,772) (30,004) Net income before income taxes 8,589 633 20,703 5,651 Income tax expense (82) (12) (174) (41) Net income 8,507 621 20,529 5,610 Less: net income attributable to noncontrolling interests 30 3 80 29 Net income attributable to common stockholders $ 8,477 $ 618 $ 20,449 $ 5,581 Amounts available to common stockholders per common share: Basic $ 0.08 $ 0.01 $ 0.21 $ 0.07 Diluted $ 0.08 $ 0.01 $ 0.20 $ 0.07 Weighted average common shares: Basic 103,148,396 83,472,089 98,710,054 82,344,168 Diluted 108,174,030 85,641,948 103,384,685 83,429,550 Condensed Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data)

Funds From Operations and Adjusted Funds From Operations

(unaudited, dollars in thousands, except per share data)

	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
GAAP Reconciliation:				
Net income	$ 8,507	$ 621	$ 20,529	$ 5,610
Depreciation and amortization of real estate	28,495	21,315	78,611	63,598
Provisions for impairment	1,878	4,134	7,565	12,173
Gain on sales of real estate, net	(1,361)	(1,122)	(3,142)	(6,730)
Funds from Operations (FFO)	$ 37,519	$ 24,948	$ 103,563	$ 74,651
Adjustments:				
Non-recurring executive transition costs, severance, and related charges	511	1	511	80
Debt-related transaction costs	177	92	193	495
Other non-recurring gain	—	—	(375)	—
Other (gain) loss, net	(1,605)	1,314	(1,031)	1,314
Core Funds from Operations (Core FFO)	$ 36,602	$ 26,355	$ 102,861	$ 76,540
Adjustments:				
Straight-line rent adjustments	(2,543)	(1,126)	(6,977)	(3,263)
Amortization of deferred financing costs	852	756	2,795	2,164
Amortization of above/below-market assumed debt	29	29	86	86
Amortization of loan origination costs and discounts	(81)	(147)	(316)	(197)
Amortization of lease-related intangibles	108	(35)	267	(110)
Earned development interest	246	36	543	118
Capitalized interest expense	(162)	(24)	(352)	(112)
Non-cash interest expense	720	721	2,138	2,138
Non-cash compensation expense	1,735	1,484	5,176	4,393
Adjusted Funds from Operations (AFFO)	**$ 37,506**	**$ 28,049**	**$ 106,221**	**$ 81,757**
FFO per common share, diluted	**$ 0.35**	**$ 0.29**	**$ 1.00**	**$ 0.89**
Core FFO per common share, diluted	**$ 0.34**	**$ 0.31**	**$ 0.99**	**$ 0.92**
AFFO per common share, diluted	**$ 0.35**	**$ 0.33**	**$ 1.03**	**$ 0.98**
Dividends per share	$ 0.225	$ 0.215	$ 0.665	$ 0.635
Dividends per share as a percent of AFFO	64 %	65 %	65 %	65 %
Weighted average common shares outstanding, basic	103,148,396	83,472,089	98,710,054	82,344,168
Operating partnership units outstanding	391,510	421,954	400,567	423,944
Unvested restricted stock units and LTIP Units	563,951	420,132	543,115	218,847
Unsettled shares under open forward equity contracts	4,070,173	1,327,773	3,730,949	442,591
Weighted average common shares outstanding, diluted	108,174,030	85,641,948	103,384,685	83,429,550

NETSTREIT

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EBITDAre and Adjusted EBITDAre (unaudited, dollars in thousands) 7 Three Months Ended September 30, 2026 GAAP Reconciliation: Net income $ 8,507 Depreciation and amortization of real estate 28,495 Amortization of lease-related intangibles 108 Non-real estate depreciation and amortization 74 Interest expense, net 17,705 Income tax expense 82 Amortization of loan origination costs and discounts (81) EBITDA 54,890 Adjustments: Provisions for impairment 1,878 Gain on sales of real estate, net (1,361) EBITDAre 55,407 Adjustments: Debt-related transaction costs 177 Non-recurring executive transition costs, severance, and related charges 511 Other gain, net (1,605) Other income, net (115) Transaction costs, net 5 Adjustment for construction in process (1) 550 Adjustment for intraquarter investment activities (2) 3,168 Adjusted EBITDAre $ 58,098 Annualized Adjusted EBITDAre (3) $ 232,392 Net Debt As of September 30, 2026 Principal amount of total debt $ 1,207,915 Less: Cash, cash equivalents and restricted cash (42,305) Net Debt $ 1,165,610 Less: Net value of unsettled forward equity (4) (311,879) Adjusted Net Debt $ 853,731 Leverage Net Debt / Annualized Adjusted EBITDAre 5.0 x Adjusted Net Debt / Annualized Adjusted EBITDAre 3.7 x 1. Adjustment reflects the estimated cash yield on developments in process as of September 30, 2026. 2. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including any developments completed during the three months ended September 30, 2026, had occurred on July 1, 2026. 3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four. 4. Reflects 15,933,883 of unsettled forward equity shares at the September 30, 2026, available weighted average net settlement price of $19.57 per share.

Net Operating Income (unaudited, dollars in thousands) 8 Three Months Ended September 30, 2026 2025 GAAP Reconciliation: Net income $ 8,507 $ 621 General and administrative 6,543 5,128 Depreciation and amortization 28,569 21,389 Provisions for impairment 1,878 5,493 Transaction costs, net 5 19 Interest expense, net 17,705 12,636 Gain on sales of real estate, net (1,361) (1,122) Income tax expense 82 12 Amortization of loan origination costs and discounts (81) (147) Loss on debt extinguishment 48 — Interest income on mortgage loans receivable (3,047) (3,282) Other income, net (1,727) (170) Property-Level NOI 57,121 40,577 Straight-line rent adjustments (2,543) (1,126) Amortization of lease-related intangibles 108 (35) Property-Level Cash NOI $ 54,686 $ 39,416 Adjustment for intraquarter acquisitions, dispositions, and completed development(1) 3,116 Property-Level Cash NOI Estimated Run Rate $ 57,802 Property Operating Expense Coverage Property operating expense reimbursement $ 5,098 $ 3,743 Property operating expenses (5,944) (4,302) Property operating expenses, net $ (846) $ (559) 1. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including any developments completed during the three months ended September 30, 2026, had occurred on July 1, 2026.

Condensed Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) 9 September 30, 2026 December 31, 2025 ASSETS Real estate, at cost: Land $ 1,001,153 $ 772,417 Buildings and improvements 1,953,370 1,590,714 Total real estate, at cost 2,954,523 2,363,131 Less accumulated depreciation (241,350) (188,858) Property under development 28,349 5,500 Real estate held for investment, net 2,741,522 2,179,773 Assets held for sale 52,783 40,976 Mortgage loans receivable, net 132,356 142,464 Cash, cash equivalents, and restricted cash 42,305 14,467 Lease intangible assets, net 206,404 173,440 Other assets, net 104,372 63,076 Total assets $ 3,279,742 $ 2,614,196 LIABILITIES AND EQUITY Liabilities: Term loans, net $ 1,191,813 $ 1,093,331 Mortgage note payable, net 7,780 7,814 Lease intangible liabilities, net 15,066 16,910 Liabilities related to assets held for sale 1,027 1,016 Accounts payable, accrued expenses, and other liabilities 55,255 42,559 Total liabilities 1,270,941 1,161,630 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 125,632,968 and 93,070,533 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively 1,257 931 Additional paid-in capital 2,262,541 1,701,572 Distributions in excess of retained earnings (297,529) (251,926) Accumulated other comprehensive income (loss) 36,967 (4,565) Total stockholders’ equity 2,003,236 1,446,012 Noncontrolling interests 5,565 6,554 Total equity 2,008,801 1,452,566 Total liabilities and equity $ 3,279,742 $ 2,614,196

Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands) 10 As of September 30, 2026 Debt Summary Fully Extended Maturity Principal Balance Fixed Rate SOFR Swap Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(2) January 15, 2030 $ — —% —% $ 499,850 3.3 2029 Term Loan(3) January 3, 2029 250,000 3.74% 4.64% — 2.3 2030 Term Loan A(4) January 15, 2030 175,000 2.40% 3.30% — 3.3 2030 Term Loan B(5) January 15, 2030 175,000 3.87% 4.77% — 3.3 2031 Term Loan(6) March 25, 2031 300,000 3.17% 4.07% — 4.5 2032 Term Loan(7) September 24, 2032 300,000 3.16% 4.41% — 6.0 2033 Term Loan September 28, 2033 — —% —% 400,000 7.0 Mortgage note(8) November 1, 2027 7,915 —% 4.53% — 1.1 Total / Weighted Average $ 1,207,915 3.27% 4.26% $ 899,850 4.0 1. Rates presented exclude the impact of capitalized loan fee amortization. 2. Interest rate reflects the all-in borrowing rate as of September 30, 2026. Facility fees are charged at an annual rate of 0.20% of the total facility size of $500 million, and are not included in the interest rate presented. The facility matures on January 15, 2029, and includes a one-year extension option. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 3. The term loan matures on July 3, 2027, and includes one one-year extension option and one six-month extension option. 4. The term loan matures on January 15, 2029, and includes a one-year extension option. Existing fixed rate SOFR expires in January 2027; the term loan is unhedged beyond that date. 5. The term loan matures on January 15, 2029, and includes a one-year extension option. 6. $100 million of principal fixed at 2.63% through February 2028, via swaps reassigned from the 2028 Term Loan repaid during the quarter. The remaining $200 million is fixed through maturity at 3.44%. 7. $100 million of principal fixed at 2.63% through February 2028, via swaps reassigned from the 2028 Term Loan repaid during the quarter. The remaining $200 million is fixed through maturity at 3.42%. 8. The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022. Fixed, 100% Fixed vs. Floating Debt $8 $250 $350 $300 $300 $500 $400 $0 $200 $400 $600 $800 $1,000 2026 2027 2028 2029 2030 2031 2032 2033 In M illi on s Debt Maturity Schedule Mortgage Note Term Loan RCF Capacity New Term Loan

Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands, except per share data) 11 As of September 30, 2026 Key Debt Covenant Information Required Actual Consolidated total leverage ratio ≤ 60.0% 29.8% Fixed charge coverage ratio ≥ 1.50x 3.2x Maximum secured indebtedness ≤ 40.0% 0.2% Maximum recourse indebtedness ≤ 10.0% —% Unencumbered leverage ratio ≤ 60.0% 31.2% Unencumbered interest coverage ratio ≥ 1.75x 3.4x Liquidity As of September 30, 2026 Unused Unsecured Revolver Capacity (1) $ 499,850 Cash, Cash Equivalents and Restricted Cash 42,305 Net Value of Unsettled Forward Equity (2) 311,879 Undrawn 2033 Term Loan Balance 400,000 Total Liquidity $ 1,254,034 Equity Ending Shares/Units as of September 30, 2026 Equity Market Capitalization (3) % of Total Common shares 125,632,968 $ 2,221,191 99.7 % OP units 346,817 6,132 0.3 % Total (4) 125,979,785 $ 2,227,323 100.0 % Enterprise Value As of September 30, 2026 % of Total Adjusted Net Debt $ 853,731 25.2 % Net Value of Unsettled Forwards 311,879 9.2 % Equity Market Capitalization 2,227,323 65.6 % Total Enterprise Value $ 3,392,933 100.0 % As of September 30, 2026 Outstanding Forward Equity Offerings Shares Remaining Anticipated Net Proceeds Remaining Q1 2026 ATM 1,366,629 $ 27,250 February 2026 Follow On 4,570,289 81,835 Q2 2026 ATM 9,005,190 181,878 Q3 2026 ATM 991,775 20,917 Total 15,933,883 $ 311,879 1. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 2. Reflects 15,933,883 of unsettled shares under forward sale agreements at the September 30, 2026, weighted average net settlement price of $19.57 per share. 3. Value is based on the September 30, 2026, closing share price of $17.68 per share. 4. Excludes unvested LTIP units and unvested restricted stock units.

Investment Activity

(unaudited, dollars in thousands)

	Three Months Ended				
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Investments					
Number of Investments (1)	84	93	58	57	50
Gross Investment	$ 273,144	$ 298,857	$ 238,964	$ 245,431	$ 203,907
Cash Yield (2)	7.4 %	7.4 %	7.5 %	7.5 %	7.4 %
Weighted Average Lease Term (years) (3)	13.0	9.8	14.1	15.0	13.4
Investment Grade and Investment Grade Profile %	43.9 %	44.9 %	34.7 %	33.9 %	33.4 %
Dispositions					
Number of Investments	15	16	5	17	24
Number of Vacant Properties	—	2	—	—	—
Gross Proceeds(4)	$ 39,522	$ 49,143	$ 11,053	$ 40,414	$ 37,769
Cash Yield(5)	7.2 %	6.8 %	6.6 %	6.9 %	7.2 %
Loan Repayments					
Number of Loan Repayments (6)	15	22	7	3	10
Amount of Repayment (7)	$ 28,222	$ 20,093	$ 16,815	$ 6,714	$ 24,127
Cash Yield (8)	8.8 %	9.0 %	9.2 %	10.1 %	8.0 %

Developments

Industry	Location	Lease Term (years)	Amount Funded to Date	Est. Remaining Cost	Actual/ Anticipated Rent Commencement
Automotive Service	Whitestown, IN	15	$5,014	$—	Commenced 2Q'26
Health and Fitness	Fort Worth, TX	20	$9,483	$1,956	4Q'26
Automotive Service	Beavercreek, OH	15	$3,740	$832	4Q'26
Automotive Service	Wadsworth, OH	15	$3,663	$1,250	1Q'27
Automotive Service	Goldsboro, NC	15	$1,259	$2,492	1Q'27
Health and Fitness	Benbrook, TX	20	$5,304	$6,335	1Q'27
Health and Fitness	South Bend, IN	15	$5,057	$5,528	1Q'27

1. Includes acquisitions, mortgage loans receivable, and completed developments.
2. ABR divided by the Gross Investment.
3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable.
4. Excludes Transaction costs.
5. ABR divided by Gross Proceeds; excludes vacant properties.
6. Includes payoff of outstanding mortgage loans receivable and mortgage loan sales. Excludes partial payoff or amortization of existing mortgage loans receivable.
7. Includes payoff and partial payoff of outstanding mortgage loans receivable and mortgage loan sales. Excludes amortization of existing mortgage loans receivable.
8. Effective interest rate of mortgage loans receivable.

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Portfolio Information

(unaudited, dollars in thousands)

Portfolio Metrics	September 30, 2026
Number of Investments[1]	913
Number of states	46
Square feet	16,466,499
Tenants	158
Industries	28
Occupancy	99.9 %
Weighted average lease term remaining (years)[2]	10.1

Tenant Quality	Number of Investments[3]		ABR[4]	% of ABR
Investment grade (rated)[5]	386	$	98,772	40.1%
Investment grade profile (unrated)[6]	177		44,650	18.1%
Sub-investment grade (rated)[7]	114		40,763	16.5%
Sub-investment grade profile (unrated)	235		62,137	25.2%
Total	912	$	246,322	100.0%

Tenant Quality



Sub-Investment grade profile, 25.2%
Investment grade, 40.1%
58.2% of ABR
Inv. Grade
Inv. Grade Profile
Sub-Investment grade, 16.5%
Investment grade profile, 18.1%

Defensive Category



Other, 11.5%
88.5% of ABR
Necessity
Discount
Service
Necessity, 42.8%
Service, 34.5%
Discount, 11.2%

1. Excludes six properties under development.
2. Weighted by ABR; excludes lease extension options, investments that secure mortgage loans receivable.
3. Excludes six properties under development and one vacant property.
4. Due to rounding, respective ABR may not precisely reflect absolute figures.
5. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's), or NAIC2 (National Association of Insurance Commissioners) or higher.
6. Investments that have investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC.
7. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BB+ (S&P/Fitch), Ba1 (Moody's), or NAIC3 (National Association of Insurance Commissioners) or lower.

NETSTREIT
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14 Source: Company data as of September 30, 2026. “NR” stands for not reported. 1. Unit-level rent coverage is calculated using a.) unit-level financial reporting, which represents 36.5% of ABR, or b.) Placer.ai adjusted sales and corporate EBITDA margins, where unit level reporting is not required by a lease. 2. The chart illustrates the ABR attributable to leases with tenants having specified implied credit ratings based on their Moody’s EDF-X scores. Moody’s equates the EDF scores generated using EDF-X with a corresponding credit rating. For those tenants with an actual credit rating from S&P, Moody’s, Fitch, or the National Association of Insurance Commissioners, the higher of the actual or implied credit rating is used. 3. Excludes investments that secure mortgage loans receivable. 3% 16% 3% 6% 11% 13% 24% 23% 0% 5% 10% 15% 20% 25% 30% % of ABR by Tenant Revenue Tranche % of ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Tenant Credit2 Unit-Level Coverage by Lease Expiration3 >78% of our tenants generate >$1B in annual revenue Our weighted average unit-level coverage for the portfolio is 3.9x ABR expiring through 2029 has coverage of 4.9x 93% of our ABR has unit- level coverage >1.5x >2.00x: 83.5% 1.50-1.99x: 9.6% 1.00-1.49x: 3.2% <1.00x :0.2% NR, 3.2% 0% 5% 10% 15% 20% 25% NR <1.00 1.00-1.49 1.50-1.99 >2.00 0% 5% 10% 15% 20% 25% NR <1.00 1.00-1.49 1.50-1.99 >2.00 Portfolio Health Statistics

(2) Portfolio Information (cont’d) (unaudited) 15 1. If rated by a credit rating agency, reflects highest rating from S&P, Fitch, Moody's, or National Association of Insurance Commissioners. 2. Speedfast is a convenience store brand owned by United Lone Enterprises. Top Tenants Number of Investments % of ABR Credit rating(1) 13 4.0% BBB+ 29 3.6% BBB 72 3.6% BBB 28 3.2% Baa1 5 3.1% A 49 2.7% A 17 2.7% IG Profile 16 2.3% SIG (unrated) 7 2.1% BB+ 4 2.0% BBB 17 2.0% SIG (unrated) 7 2.0% AA Total 264 33.3%

Portfolio Information (cont’d) (unaudited) 16 State Number of Investments(1) % of ABR(2) Texas 135 18.6% Illinois 65 8.5% New York 41 6.8% Georgia 45 4.9% Florida 37 4.6% Wisconsin 25 4.2% North Carolina 67 4.2% Alabama 58 3.6% Ohio 42 3.6% Other 398 40.8% Total 913 100.0% 1. Excludes six properties under development. 2. Due to rounding, respective percentage of ABR may not precisely reflect absolute figures. ≥ 5% ABR ≥ 1% and < 3% ABR ≥ 3% and <5% ABR < 1% ABR 0% ABR

Portfolio Information (cont'd)

(unaudited)

Industry	Defensive Category	Number of Investments[1]	% of ABR
Grocery	Necessity	74	15.7%
Convenience Stores	Service	161	15.2%
Home Improvement	Necessity	42	8.0%
Dollar Stores	Discount	136	6.7%
Health and Fitness	Service	17	6.3%
Drug Stores & Pharmacies	Necessity	46	5.6%
Quick Service Restaurants	Service	87	5.5%
Sporting Goods	Other	13	4.9%
Discount Retail	Discount	38	4.6%
Healthcare	Necessity	42	4.5%
Automotive Service	Service	72	4.5%
Farm Supplies	Necessity	31	4.0%
Casual Dining	Service	30	2.7%
Arts & Crafts	Other	16	2.6%
Auto Parts	Necessity	65	2.5%
General Retail	Necessity	7	2.0%
Consumer Electronics	Other	8	1.8%
Apparel	Other	7	0.8%
Specialty	Other	2	0.4%
Furniture Stores	Other	2	0.4%
Equipment Rental and Leasing	Service	6	0.3%
Telecommunications	Other	4	0.3%
Wholesale Warehouse Club	Necessity	1	0.2%
Beauty Supplies	Other	1	0.1%
Pet Supplies	Necessity	1	0.1%
Gift, Novelty, and Souvenir Shops	Other	1	0.1%
Banking	Necessity	1	0.1%
Home Furnishings	Other	1	0.1%
Total		912	100.0%

Defensive Category	Number of Investments	% of ABR
Necessity	310	42.8%
Discount	174	11.2%
Service	373	34.5%
Other	55	11.5%
Total	912	100.0%

1. Excludes six properties under development and one vacant property.

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Lease Expiration Schedule

(unaudited, dollars in thousands)

Year of Expiration	Number of Investments Expiring[(1)]		ABR Expiring[(1)]	ABR Expiring as a % of Total Portfolio[(2)]
2026	1	$	417	0.2%
2027	7		1,110	0.5%
2028	21		9,573	4.1%
2029	42		10,877	4.6%
2030	47		15,787	6.7%
2031	69		16,791	7.1%
2032	62		17,452	7.4%
2033	54		14,001	6.0%
2034	88		23,401	9.9%
2035	70		15,898	6.8%
2036	33		10,302	4.4%
2037	31		11,457	4.9%
2038	47		9,392	4.0%
2039	41		11,138	4.7%
2040	33		10,129	4.3%
2041	32		10,045	4.3%
2042	3		1,611	0.7%
2043	18		3,901	1.7%
2044	48		13,656	5.8%
2045	47		13,861	5.9%
2046	47		12,576	5.3%
2047	1		159	0.1%
2048	1		170	0.1%
2049	9		949	0.4%
2050	3		622	0.3%
Total	855	$	235,278	100.0%

1. Excludes six properties under development, 57 investments that secure mortgage loans receivable, and one vacant property.
2. Due to rounding, respective percentage of ABR may not precisely reflect absolute figures.

NETSTREIT

18

Non-GAAP Measures and Definitions 19 FFO, Core FFO, and AFFO The National Association of Real Estate Investment Trusts (“NAREIT”), an industry trade group, has promulgated a widely accepted non-GAAP financial measure of operating performance known as FFO. Our FFO is net income in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO is a non-GAAP financial measure defined as FFO adjusted to exclude infrequent and unusual items not expected to impact our operating performance on an ongoing basis. These include executive transition costs, severance, and related charges, insurance proceeds, debt-related transaction costs, and other non-core losses (gains) as they occur. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net income related to non- cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense and earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO, and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO, and AFFO do not represent net income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO, and AFFO to be alternatives to net income as a reliable measure of our operating performance nor should you consider FFO, Core FFO, and AFFO to be alternatives to cash flows from operating, investing, or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO, and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including debt service obligations, capital improvements, and distributions to stockholders. FFO, Core FFO, and AFFO do not represent cash flows from operating, investing, or financing activities as defined by GAAP. Further, FFO, Core FFO, and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO, and AFFO.

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre We compute EBITDA as earnings before interest expense, income tax expense, and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre further adjusted to exclude debt related transaction costs, executive transition costs, severance, and related charges, transaction costs, other non-recurring losses (gains), other non-recurring expenses (income), including lease termination fees, as well as adjustments for construction in process and for intraquarter activities. Annualized Adjusted EBITDAre is Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt, Adjusted Net Debt, and Pro Forma Adjusted Net Debt We calculate Net Debt as the principal amount of our total debt outstanding, which excludes deferred financing costs, net discounts, and debt issuance costs, less cash, cash equivalents, and restricted cash available for future investment. We then reduce Net Debt by the net value of unsettled forward equity as of period end to derive Adjusted Net Debt. Further, we reduce Adjusted Net Debt by the net value of any at-the-market sales, including forward equity sales, executed subsequent to the period to derive Pro Forma Adjusted Net Debt. We believe reducing cash, cash equivalents, and restricted cash available for future investment from the principal amount of our total debt outstanding, together with the reduction of the net value of unsettled forward equity as of period end and the net value of any at-the-market sales, including forward equity sales, executed subsequent to the period, all of which could be used to repay debt, provides a useful estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysts. Enterprise Value We calculate Enterprise Value as the sum of our Adjusted Net Debt, market value of unsettled forwards, and equity market capitalization as of period end. Non-GAAP Measures and Definitions (cont’d) 20

Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate are non- GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense, net, income tax expense, amortization of loan origination costs and discounts, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, debt-related transaction costs, and other expense (income), net, including lease termination fees. We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property-Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions, and completed development to derive Property-Level Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent for all leases that commenced and annualized cash interest for all executed mortgage loans as of period end. Cash Yield is the annualized base rent contractually due from acquired properties and completed developments, and interest income from mortgage loans receivable, divided by the gross investment amount, gross proceeds in the case of dispositions, or loan repayment amount. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, interest earning developments, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of leased investments divided by the total number of investments owned, excluding properties under development. OP Units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable. Non-GAAP Measures and Definitions (cont’d) 21

Forward-Looking and Cautionary Statements 22 This supplemental report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this supplemental report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 10, 2026 and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplemental report. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation and interest rates. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law.